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INFORMIX            HUMAN RESOURCES; CORPORATE EMPLOYEE BENEFITS
                    --------------------------------------------
                    EMPLOYEE STOCK PURCHASE PLAN
                    ENROLLMENT/CHANGE FORM

        EMPLOYEE MUST COMPLETE AND SUBMIT THIS FORM TO PLAN MEMBER SERVICES
                                 CORPORATION (PSC)
    1200 FIFTH AVENUE, SUITE 600, SEATTLE, WASHINGTON  98101 - 1-800-967-3709 -
                                 FAX: 206-682-8016

1.  EMPLOYEE INFORMATION
Name (Last, First MI):                                 Effective Date:
Home Address:                                          Social Security Number:
Work Location:                     Hire Date:          Telephone Number:

2.  ENROLLMENT/CHANGE ELECTION
    SELECT ONE OPTION BELOW. COMPLETE SUBSEQUENT SECTIONS NOTED IN PARENTHESES. / / I want to enroll in the Informix Employee Stock Purchase Plan. (COMPLETE
     SECTIONS 1, 3, 4, 5, 6, 7)
/ / I want to change my Informix Employee Stock Purchase Plan contribution amount. (COMPLETE SECTIONS 1, 3, 7)
/ / I want to change my Informix Employee Stock Purchase Plan beneficiary designation(s). (COMPLETE SECTIONS 1, 6, 7)
/ / I want to stop my Informix Employee Stock Purchase Plan payroll contributions. (COMPLETE SECTIONS 1, 7)

3.  CONTRIBUTION SELECTION
/ / I choose to contribute _____% (SELECT 1% - 10%) of my covered compensation each pay period.

4.  NAME FOR ISSUANCE OF SHARE CERTIFICATE
         SHARES MAY BE ISSUED EITHER 1) IN YOUR NAME ALONE, OR 2) IF YOU ARE
                       MARRIED, YOU MAY HAVE YOUR SHARES ISSUED
         TOGETHER WITH YOUR SPOUSE AS COMMUNITY PROPERTY OR AS JOINT TENANTS.
                           PLEASE SPECIFY AN ISSUANCE TYPE.
     Name           Social Security Number        Address          Type of Issue



5.  SHARES DISTRIBUTION SELECTION
                              SELECT ONE OPTION BELOW.
/ /  I want my share certificate mailed to my home address, indicated above.
/ /  I want my shares issued to my account with Smith Barney.*
/ /  I want my shares issued to my account with Charles Schwab.*
     *IF ELECTING TO HAVE SHARES SENT TO EITHER SMITH BARNEY OR CHARLES SCHWAB,
                   ADDITIONAL FORMS ARE REQUIRED TO BE COMPLETED.
      THESE FORMS CAN BE FOUND ON THE WEB UNDER CORPORATE/FINANCE INFORMATION
                        CENTER/EMPLOYEE STOCK ADMINISTRATION.

6.  BENEFICIARY DESIGNATION
     Name           Relationship             Address             % of Benefit
                                                                           %
                                                                           %

7.  APPROVALS:  EMPLOYEE AUTHORIZATION
I hereby elect to participate in the Informix Software, Inc. Employee Stock Purchase Plan and Authorize payroll deductions each pay period in the amount indicated above. I understand whole shares of common stock of Informix Software, Inc. will be purchased with these contributions. I have read the Plan document and agree to the terms and conditions of the Plan as described. If I have discontinued during a calendar quarter, my contributions made during the quarter will be refunded to me. This Enrollment/Change Form supersedes all previous forms submitted by me.

Employee's Signature:                                            Date:


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